Exhibit 10.77

CONFIDENTIAL TREATMENT REQUESTED	EXECUTION COPY

AMENDMENT NO. 3 TO

DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment No. 3 to Development and Supply Agreement (this “Amendment”) is entered into as of May 18, 2011, by and between Luna Innovations Incorporated, a Delaware corporation, together with Luna Technologies, Inc., a Delaware corporation (acting jointly and severally, individually and collectively, “Luna”), and Hansen Medical, Inc., a Delaware corporation (“Hansen”).

RECITALS

WHEREAS, Luna and Hansen are parties to that certain Development and Supply Agreement having an effective date of January 12, 2010 and amended by Amendment Nos. 1 and 2 to Development and Supply Agreement dated as of February 17, 2010 and April 2, 2010, respectively (collectively, the “Agreement”);

WHEREAS, Luna and Hansen desire to amend and restate Exhibits A and B of the Agreement to amend certain existing Specifications and estimated budget amounts (for Development Milestones [***]) and add new Development Milestones ( [***] ) and Specifications therefor;

WHEREAS, Luna and Hansen desire to deem Development Milestone [***] (“[***]”) to have been successfully achieved;

WHEREAS, Luna and Hansen desire to amend the Agreement to provide for a payment structure whereby Luna shares [***]% of the Development Fees up to a certain amount and to change the mechanism for calculating the Holdback Amount as a result;

WHEREAS, Luna and Hansen desire to amend the Agreement to lower the discount on the Commercial Transfer Price from [***] % to [***] % and to increase the limit on the Commercial Transfer Price per unit with respect to the Interrogators part of the Luna Product from $[***] to $[***] (until [***] units have been purchased);

WHEREAS, as Luna expects to refinance its existing credit facility with Silicon Valley Bank on or prior to May 18, 2011, Luna and Hansen also desire to agree, pursuant to the separate Amendment to Secured Promissory Note and Payoff Letter (“Amendment and Payoff Letter”) entered into by the Parties contemporaneously with this Amendment, to a discount on the Promissory Note of $190,000 in connection with Luna paying it off within five (5) business days of the date hereof, and this Amendment is contingent upon Luna and Hansen entering into the Amendment and Payoff Letter and Luna making the payments to Hansen set forth therein.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Luna and Hansen hereby agree to the following terms and conditions and to amend the Agreement as follows:

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AMENDMENT AND AGREEMENT

1. Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.

2. Amendment and Restatements of Exhibits A and B. Exhibits A and B of the Agreement are hereby amended and restated and replaced in their entirety by the exhibits attached hereto as Exhibits A and B, respectively.

3.[***] Achievement. The Parties hereby deem [***] to have been successfully achieved as of March 31, 2011, with any otherwise applicable penalties in respect of [***] deemed waived, and the related [***] Amount of [***] Dollars [***] shall be due and payable within thirty (30) days after the effective date of this Amendment.

4. Amendment to Section 4.1 of the Agreement regarding Payment and the Holdback Amount. Section 4.1 of the Agreement shall be amended as follows:

(a) Section 4.1.1 (Development Fees) of the Agreement shall be replaced in its entirety with the following:

Development Fees. Subject to Section 4.1.3, Hansen shall pay Luna for the Development Program work actually performed by Luna personnel under and in accordance with Section 2.1 at [***] rates for development work and other direct development costs at same time and materials rates [***] (the “Development Fees”). Notwithstanding the foregoing, for Development Milestone [***] through Development Milestone [***] Hansen shall be entitled to [***] of all Development Fees until achievement of the applicable Development Milestone to which such Development Fees correspond [***], subject to [***] as provided below (and such [***] any such [***], shall not be due and payable unless and until the applicable Development Milestone for such Development Fees is achieved by Luna). Notwithstanding the foregoing, for Development Milestone [***] through Development Milestone [***] commencing [***] of the Development Fees for Development Milestone [***] through Development Milestone [***] of such Development Fees) up to a cumulative total of [***] after which point [***] of Development Fees [***] of the Development Fees shall be [***] (b) Hansen shall not be entitled to [***] are incurred during an [***] as set forth in Section 4.1.3; and (c) after the [***] Hansen shall be entitled to [***] of all Development Fees until achievement of the applicable Development Milestone to which such Development Fees correspond [***] subject to [***] as provided below (and such [***] any such [***], [***] unless and until the applicable Development Milestone for such Development Fees is achieved by Luna). If [***] fails to achieve a particular Development Milestone within or before the corresponding timeline or deadline for such Development Milestone, [***] shall be entitled to [***] corresponding to such Development Milestone for each full [***] period that elapses between the date of such deadline (or last day of such timeline) and the date when such Development Milestone is actually achieved, and the [***] corresponding to such Development Milestone shall be [***] (e.g., if the Development Milestone is achieved [***] the deadline therefor,[***]. All [***] from [***] are

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[***] so that [***] shall not [***] to [***].

(b) The second sentence of Section 4.1.2 (Invoicing and Payment) of the Agreement shall be replaced in its entirety with the following:

For Development Milestone [***] through Development Milestone [***] Hansen shall pay [***] of such [***] within [***] of Hansen’s receipt thereof. For Development Milestone [***] through Development Milestone [***] (a) during the [***] Hansen shall pay [***] of such [***] within [***] of Hansen’s receipt thereof; and (b) after the [***], Hansen shall pay [***] of such [***] within [***] of Hansen’s receipt thereof.

(c) The second-to-last sentence of Section 4.1.3 ([***]) of the Agreement shall be replaced in its entirety with the following:

For Development Milestone [***] through Development Milestone [***] the Development Fees for such further development work during the [***] shall be the same as provided for in Section 4.1.1 (and paid as provided for in Section 4.1.2) except that the [***] by Hansen shall be [***] rather than [***] provided, however, that in no event shall the [***] Development Fees (without taking into account any such [***] charged by [***] for such further development work exceed [***] of the [***] Development Fees (again without taking into account any [***] ) invoiced by [***] during the [***] the start of the [***] for development work hereunder. For Development Milestone [***] through Development Milestone [***] the Development Fees for such further development work during the [***] shall be the same as provided for in Section 4.1.1 (and paid as provided for in Section 4.1.2) except that the [***] from such Development Fees by Hansen for Development Fees incurred after [***] the original deadline for the applicable Development Milestone shall be, during the [***] rather than [***] and, after the [***] rather than [***] provided, however, that in no event shall the [***] Development Fees (without taking into account any such [***] charged by [***] for such further development work [***] of the [***] Development Fees (again without taking into account any [***] invoiced by [***] during the [***] the start of the [***] for development work hereunder.

5. Commercial Transfer Price. Section 3.3.2 (Commercial Transfer Price) of the Agreement shall be amended as follows:

(a) The second sentence of Section 3.3.2 (Commercial Transfer Price) of the Agreement shall be replaced in its entirety with the following:

Hansen shall be entitled to [***] the Commercial Transfer Price for all Luna Products purchased by Hansen for commercial sale until the [***] from such [***] equals [***].

(b) Clause (a) in the proviso at the end of the last sentence of Section 3.3.2 (Commercial Transfer Price) of the Agreement shall be replaced in its entirety with the following:

[***] for [***] purchased by [***] with respect to the [***], and [***] purchased by [***] with respect to the [***], and

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6. Manufacturing Technology Transfer. Section 3.7(c) of the Agreement shall be replaced in its entirety with the following:

(c) [***] the final Development Milestones on or before [***] but Hansen has not terminated this Agreement (except for termination under Section [***] without inclusion of repaid Development Fees as part of the [***] thereunder (i.e., Hansen must [***] of Development Fees in order to trigger the [***] under this subsection (c) in the event of a termination under Section [***])) and Hansen has paid all amounts then due to Luna hereunder,

7. Discount to Promissory Note. Pursuant to the Amendment and Payoff Letter, Hansen intends to provide Luna with a $190,000 discount against the outstanding principal balance and accrued interest on the Promissory Note. This Amendment is contingent upon Luna paying in full such discounted balance and accrued interest in accordance with the terms of the Amendment and Payoff Letter. If Luna does not pay in full such amounts in accordance therewith, this Amendment shall, without further action by the Parties, automatically terminate and be deemed null and void and of no force and effect.

8. Terms and Conditions of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

9. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

10. Term and Termination. This Amendment shall become effective upon its execution by each of Luna and Hansen and shall continue unless terminated as set forth in Section 6 of this Amendment.

11. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the Parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first listed above.

LUNA INNOVATIONS INCORPORATED		HANSEN MEDICAL, INC.

By:	/s/ My E. Chung	By:	/s/ Bruce J Barclay
Name: My E. Chung		Name: Bruce J Barclay
Title: President and CEO		Title: President and CEO

LUNA TECHNOLOGIES, INC.

By:	/s/ Scott A. Graeff
Name: Scott A. Graeff
Title: President and CEO

SIGNATURE PAGE TO AMENDMENT NO. 3 TO DEVELOPMENT AND SUPPLY AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED	EXECUTION COPY

Exhibit A

Development Milestones

[***]

[***]

-	Luna to provide Hansen with updates regarding [***] to allow the [***] Hansen team to become informed regarding [***].

-	Luna to develop and provide to Hansen [***] using [***] hardware and software designs

Deadline: within [***] after Effective Date

Requirements and Details:

•	Disclosure by Luna to Hansen of current progress of Luna’s technology in [***] Technical details shall include, at a minimum:

•	Luna to provide [***]

•

Luna to demonstrate to Hansen [***] developed by Luna [***] Demonstration will be located in [***] The demonstration of the [***] will be limited to the extent necessary to not reveal or indicate any other customer design specifications or goals.

•

Luna will deliver to Hansen [***] excluding any portions of the foregoing directed specifically to the specifications of products developed for [***] for the [***] as well as [***] demonstrated by Luna [***]. The purpose of this delivery is to assist Hansen in [***]

•	Luna will develop and deliver to to Hansen at [***] the following:

•	[***]

•	[***]

•	[***]

•	Technical support for such system

•	[***]

•	[***] access to [***]

•	Luna and Hansen will [***] and Luna will develop a set of comprehensive [***] according to the requirements set forth in [***] to verify system [***]

•	Luna to deliver to Hansen test results quantifying current performance of [***]

•	Luna to deliver to Hansen a [***] including feasibility of [***] analysis that will describe how Luna intends to [***] to get as close to the [***] included in the [***] as possible.

•	Luna will develop and provide to Hansen a project development plan (consistent with the Agreement and the [***] outlining the approach and schedule, including a project plan [***]

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•	Luna will deliver to Hansen documentation for [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

•	Luna will provide Hansen with [***] to test [***] and assess the feasibility of the proposed product solution. Samples will undergo the following tests :

•	[***]

•	[***]

Table 1. [***] Specifications

Description	Specifications
[***]	[***]
[***]	[***]
[***]	[***]

[***]

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[***]

[***]

-	Luna to provide to [***] that can be used to [***]

-	Luna to develop and provide to Hansen [***]

Deadline: within [***]

Requirements and Details:

•	Luna to develop and deliver to Hansen [***] Luna shall make an additional [***]

•	Luna to [***]

•	Luna to deliver [***]

•	Luna to develop and deliver [***]

•	Luna to develop and manufacture [***] The foregoing may be accomplished by [***]

•	Luna to deliver to Hansen test results quantifying current performance of [***]

•	Luna to provide Hansen [***]

•	Luna to provide a preliminary design [***]

•	Luna to deliver to Hansen documentation [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

•	Luna will provide to Hansen [***] the following, so long as requested by Hansen on or before [***] to be delivered by Luna to Hansen within [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	Luna to provide documentation for [***]

Table 2. [***] Specifications

Description	Specifications
[***]	[***]

[***]

[***]

[***]

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[***]

-	Luna to develop and provide to Hansen [***]

Deadline: within [***]

[***]

•	Luna to deliver to Hansen [***]

•	Luna to develop and deliver to Hansen [***]

•	Luna to provide Hansen [***]

•	Luna will complete [***]

•	Luna to deliver to Hansen test results [***]

•	Luna to provide Hansen [***]

•	Luna will complete [***]

•	Luna to complete [***]

•	Luna to deliver to Hansen documentation [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

•	Luna will assist Hansen in [***] Luna will assist Hansen in [***]

•	Luna and Hansen will [***] a test procedure [***]

Table 3. [***] Specifications

Description	Specifications
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

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[***]

[***]

[***]

-	Luna to develop and provide to Hansen [***]

Deadline: within [***]

[***]

•	Luna to deliver to Hansen [***]

•	Luna to develop and deliver to Hansen [***]

•	Luna to provide Hansen [***]

•	Luna to deliver to Hansen test results quantifying current performance of [***]

•	Luna to deliver to Hansen documentation for [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

Table 4. [***] Specifications

Description	Specifications
[***]	[***]
[***]	[***]

[***]

[***]

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[***]

[***]

-	Luna to develop and provide to Hansen [***]

[***]

[***]

[***]

•	Luna to deliver to Hansen a minimum of [***]

•	Luna to develop and manufacture [***]

•	Luna to deliver to Hansen [***]

•	Luna to deliver to Hansen [***] to be mutually agreed upon at least [***]

•	Luna to deliver to Hansen test results quantifying current performance of [***]

•	Luna to provide Hansen [***]

•	Luna to conduct [***] whichever occurs earlier [***]

•	The outcome from the [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	These mutually agreed upon specifications shall be the basis for [***]

•	In addition, Hansen and Luna will mutually agree upon the project start date [***]

•	Luna to deliver to Hansen documentation [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

Table 5. [***] Specifications

Description	Specifications
[***]	[***]
[***]	[***]

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[***]

-	[***]

-	Luna to develop and provide to Hansen [***]

[***]

[***]

•	Luna to deliver to Hansen [***] and associated [***] as well as [***]

•	Luna to develop and manufacture [***]

•	[***]

•	[***]

•	[***]

•	Luna to provide Hansen [***]

•	Luna to provide Hansen [***]

•	Luna to provide [***]

•	Luna to conduct [***]

•	Luna to deliver to Hansen documentation [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

Table 6. [***] Specifications

Description	Specifications
[***]	[***]

[***]

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[***]

[***]

-	Luna to develop and provide [***]

[***]

[***]

•	Luna to develop and deliver to Hansen [***]

•	Luna to develop and deliver to Hansen [***]

•	[***]

•	[***]

•	[***]

•	Luna to provide Hansen [***]

•	Luna to deliver to Hansen [***]

•	Luna to deliver to Hansen documentation [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

•	Luna to deliver the following with regards to [***]

•	Luna to conduct [***]

•	Luna to provide [***]

•	Luna to deliver to Hansen test results quantifying current performance.

•	Luna to provide schedule for [***]

•	[***] Luna to provide an additional [***]

Table 7. [***] Specifications

Description	Specifications
[***]	[***]

[***]

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[***]

[***]

[***]

[***]

-	Luna to develop and provide Hansen [***]

-	Luna to develop and provide Hansen [***]

[***]

[***]

•	Luna to deliver to Hansen [***]

•	Luna to develop and manufacture [***]

•	[***]

•	[***]

•	[***]

•	Luna to provide Hansen [***]

•	Luna to provide Hansen [***]

•	[***]

•	Luna to conduct [***]

•	Luna to deliver to Hansen [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

Table 8. [***] Specifications

Description	Specifications
[***]	[***]

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Exhibit B

Development Plan

Overview

Luna will develop for Hansen a localization and shape sensing solution for Hansen’s robotic system designed to meet the target performance metrics described in Exhibit A (Development Milestones) on the [***] basis set forth in (and otherwise in accordance with) Section 2.1 of the Development and Supply Agreement.

Fiber based localization will be embedded by Hansen inside a Hansen robotic catheter (both open lumen product line and closed lumen product line) to aid instinctive driving and navigation of the robotic catheters.

The robotic catheters with embedded fiber localization capability will be configured to provide localization and shape data to the Sensei system and related mapping module/software such that the mapping capability is supported.

[***]

The following describes the budget and summary of activities for each phase of the Development Program corresponding to each Development Milestone, with the Total Budget Estimates listed below constituting the Budget Caps for each Development Milestone for purposes of Section 4.1 of the Agreement. For the avoidance of doubt, the description of development activities for each Development Milestone below, and the corresponding budget therefor, shall include all the specific activities expressly described in Exhibit A for each corresponding Development Milestone (to the extent not already described below).

Notwithstanding anything else herein or in Exhibit A to the contrary, to the extent any item is designated below [***], such item shall be deemed to be deleted from the [***] set forth in Exhibit A and this Exhibit B, and [***]

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[***]

•	Develop and deliver [***]

•	Develop and build [***]

•	Deliver [***]

•	Manufacture [***]

•	Determine [***] requirements [***]

•	Develop [***] tests [***]

•	[***]

•	Write [***] plan [***]

•	Test results [***]

•	Develop [***] plan [***]

•	Deliver documentation [***]

•	Luna to provide Hansen [***]

•	Luna to provide Hansen technical support [***]

•	Necessary personnel from both technical teams to meet [***]

[***]

[***]

[***]

[***]

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]

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[***]

•	[***]

•	Develop [***]

•	Build and deliver [***]

•	Built [***]

•	Deliver [***]

•	Continue [***] development [***]

•	[***]

•	Define [***] prototype [***]

•	Deliver documentation [***]

•	Necessary personnel from both technical teams to meet [***]

•	Necessary personnel from both technical teams to meet [***]

•	Luna to provide Hansen [***]

•	Luna to provide Hansen technical support [***]

•	[***]

[***]

[***]

[***]

-	[***]

-	[***]

-	[***]

[***]

[***]

-	[***]

[***]

-	[***]

[***]

[***]

[***]

[***]

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[***]

•	Continue [***] development [***]

•	[***]

•	[***] technical support [***].

•	Perform [***] testing

•	Perform [***] testing

•	Perform [***] Review[***]

•	Deliver documentation [***]

•	Luna and Hansen to test [***]

•	[***] teams to meet [***]

•	Luna to provide Hansen [***]

•	Necessary personnel from both technical teams to meet [***]

[***]

[***]

[***]

-	[***]

[***]

[***]

[***]

-	[***]

[***]

-	[***]

[***]

[***]

[***]

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[***]

•	[***]

•	Develop and make [***]

•	Deliver [***]

•	Deliver [***]

•	Deliver documentation [***]

•	Luna to provide Hansen [***]

•	Luna to provide Hansen technical support [***]

•	Necessary personnel from both technical teams to meet [***]

•	Necessary personnel from both technical teams to meet [***]

[***]

[***]

[***]

-	[***]

-	[***]

-	[***]

[***]

-	[***]

[***]

[***]

[***]

[***]

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[***]

•	Luna to deliver to Hansen [***]

•	Luna to develop [***]

•	Luna to deliver to Hansen [***]

•	Luna to deliver to Hansen [***]

•	Luna to deliver to Hansen test results quantifying current performance [***]

•	Luna to provide [***]

•	Luna to conduct [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	In addition, Hansen and Luna will mutually agree upon the project start date of [***]

•	Luna to deliver to Hansen documentation for [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

[***]

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[***]

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[***]

•	Luna to deliver to Hansen [***]

•	Luna to develop [***]

•	[***]

•	[***]

•	[***]

•	Luna to provide Hansen [***]

•	Luna to provide Hansen [***] updates [***].

•	Luna to provide [***] documentation [***]

•	Luna to conduct [***] review [***].

•	Luna to deliver to Hansen documentation [***]

•	Luna will make the relevant members of its technical team reasonably available to meet with Hansen’s technical team [***]

[***]

[***]

[***]

[***]

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•	Develop and deliver [***]

•	Develop and deliver [***]

•	Provide [***]

•	Deliver test results quantifying current performance [***]

•	[***]

•	Necessary personnel to meet with Hansen’s technical team [***]

•	Conduct [***] review.

•	Complete [***] documentation [***].

•	Deliver test results quantifying current performance.

•	[***]

•	[***]

•

Provide a copy of documents required in connection with Hansen’s [***] requirements and applicable [***], as well as any additional requirements after Hansen has provided timely notice to Luna of such additional requirements.

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•	Deliver [***] components [***]

•	Develop and manufacture [***]

•	Provide [***]

•	Provide [***] updates [***]

•	Complete [***] documentation [***]

•	Conduct [***] review.

•	Deliver documentation [***]

•	Necessary personnel to meet with Hansen’s technical team [***]

•

Provide a copy of documents required in connection with Hansen’s [***] with [***] requirements and applicable [***], as well as any additional requirements after Hansen has provided timely notice to Luna of such additional requirements.

[***]

[***]

[***]

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Details and Requirements

Luna will perform all activities to be performed in connection with achievement of the Development Milestones, including all activities that are needed to achieve the requirements, details and deliverables of each Development Milestone in a timely manner (for example, providing [***], technical support and [***], attending face to face meetings and delivering all technical and informational deliverables).

Within the [***] Luna will generate [***], a set of standardized tests to be run by both parties periodically and to verify the achievement of certain specific[***] milestone as described in Exhibit A. From time to time as requested by Hansen (and subject at all times and in all cases to Section 2.2 of the Agreement, [***] the parties will determine if any changes are required herein with respect to such standardized tests.

Within [***] as requested by Hansen (and subject at all times and in all cases to Section 2.2 of the Agreement[***] the parties will determine if any changes are required herein with respect to the specifications for [***] to be developed by Luna for Hansen under the Agreement.

Improvements and Updates

Luna will notify Hansen of, and provide Hansen with [***] to (including by delivering to Hansen if Hansen so requests) [***] in connection with the Development Milestones or the Development Program.

Communication

Luna will provide Hansen [***] toward completing the Development Milestones. In addition, Luna will meet with Hansen [***] (with one or more senior engineering managers from Luna) [***]. During the period between Milestone [***] and Milestone [***] Luna personnel meet with Hansen for [***] and Luna will make a best effort to do so in a timely fashion. Hansen may cancel any of these meetings with at least 1 weeks notice.

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Luna will provide Hansen with [***] assistance and cooperation reasonably requested by Hansen in connection with Hansen’s [***] and [***] for Products, including without limitation in connection with all [***] for Products. [***] provided for in Section 4.1 of the Agreement. [***] Luna will provide them to Hansen and Hansen will [***]

Specifications

The applicable Specifications are set forth in the Development Milestones on Exhibit A, with changes or updates thereto subject to Section 2.2 of the Agreement.

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Standards and Certifications

Without limiting Section 3.1 of the Agreement, the following [***] apply to Luna Products manufactured for Hansen under Article 3 of the Agreement:

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Other Product Development and Delivery Requirements

Additional product specifications and requirements related to [***] may be added in accordance with Section 2.2 of the Agreement.

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